UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 6, 2021
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On July 6, 2021, Axalta Coating Systems UK Holding Limited (“Axalta UK”), a wholly owned indirect subsidiary of Axalta Coating Systems Ltd. (the “Company”), entered into a Sale and Purchase Agreement and a Minority Sale and Purchase Agreement (together, the “Agreements”) whereby Axalta UK agreed to acquire one hundred percent (100%) of the share capital of U-POL Holdings Limited (“U-POL”) for £428 million in cash, subject to limited adjustments as described in the Agreements. The Company has agreed to guarantee the obligations of Axalta UK under the Agreements.
The transactions contemplated in the Agreements (the “Transactions”) are subject to clearance under applicable antitrust laws and other customary closing requirements. The Agreements will terminate automatically if the Transactions have not been cleared by the relevant antitrust authorities by December 31, 2021 or, if Axalta UK elects to extend, by March 31, 2022.
The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.
Item 7.01. Regulation FD Disclosure
On July 7, 2021, the Company issued a press release and posted a presentation to its website announcing the Transactions and the execution of the Agreements. The press release is furnished as Exhibit 99.1 and the presentation is furnished as Exhibit 99.2. The information furnished with this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 7, 2021
99.2	Website Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	July 7, 2021	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer